                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

      --------------------------------------------------------------------

                                   FORM 8-K

                                CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF

                      THE SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of earliest event reported):  November 30, 1998


                              Chiron Corporation
--------------------------------------------------------------------------------
              (Exact name of registrant as specified in its charter)


Delaware                 0-12798                  94-2754624
--------------------------------------------------------------------------------
(State or other          (Commission              (IRS Employer
 jurisdiction of          File Number)             Identification No.)
 incorporation)

           4560 Horton Street, Emeryville, CA               94608
--------------------------------------------------------------------------------
        (Address of principal executive offices)          (Zip Code)


Registrant's telephone number, including area code (510) 655-8730

                                      N/A
--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report)

ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS.

On November 30, 1998, Chiron Corporation ("Chiron" or the "Company") completed the sale of all of its in vitro diagnostics business to Bayer Corporation ("Bayer"). Chiron sold to Bayer all of the outstanding common stock of Chiron Diagnostics Corporation ("Chiron Diagnostics") for approximately $1,013.8 million in cash, subject to certain adjustments.

ITEM 5.   OTHER EVENTS.

On November 30, 1998, in connection with the sale of Chiron Diagnostics to Bayer, Chiron entered into a Cross-License Agreement with Chiron Diagnostics pursuant to which, among other things, Chiron granted to Chiron Diagnostics certain rights under certain Chiron patents, including patents relating to hepatitis C virus and human immunodeficiency virus. Pursuant to the Cross-License Agreement, Chiron Diagnostics paid to Chiron a license fee of $100.0 million. In the event that Chiron Diagnostics elects to terminate the Cross-License Agreement, it is entitled to a refund of a portion of such license fee, as more specifically set forth in the Cross-License Agreement attached hereto as Exhibit 10.311.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

     (a)  Financial statements of businesses acquired.

          Not applicable.

     (b)  Pro forma financial information.

          Unaudited Pro Forma Condensed Consolidated Balance Sheet as of September 30, 1998

          Unaudited Pro Forma Condensed Consolidated Statements of Operations for the Years Ended December 31, 1997, 1996 and 1995

          Notes to Unaudited Pro Forma Condensed Consolidated Financial
          Statements

     (c)  Exhibits.

          EXHIBIT NUMBER

          99.1 Stock Purchase Agreement dated as of September 17, 1998, among Bayer Corporation, Chiron Corporation and Chiron Diagnostics Corporation and Exhibits thereto, incorporated by reference to Exhibit 10.402 of the Registrant's Form 10-Q report for the period ended September 27, 1998. (Certain information has been omitted from the Agreement and filed separately with the Securities and Exchange Commission pursuant to a request by Registrant for confidential treatment pursuant to Rule 24b-2. The omitted confidential information has been identified by the following statement "Confidential Treatment Requested").

          10.311 Cross-License Agreement dated November 30, 1998 between Chiron Corporation and Chiron Diagnostics Corporation. (Certain information has been omitted from the Agreement and filed separately with the Securities and Exchange Commission pursuant to a request by Registrant for confidential treatment pursuant to Rule 24b-2. The omitted confidential information has been identified by the following statement "Confidential Treatment Requested").

          10.403 Asset Transfer Agreement dated November 30, 1998, among Chiron Corporation, Chiron Diagnostics Corporation and Bayer Corporation.

                               CHIRON CORPORATION
                   UNAUDITED PRO FORMA CONDENSED CONSOLIDATED
                              FINANCIAL STATEMENTS

    The following Unaudited Pro Forma Condensed Consolidated Financial Statements give effect to the disposition of Chiron Corporation's in vitro diagnostics business ("Chiron Diagnostics"), in a transaction accounted for in accordance with Accounting Principles Board Opinion No. 30, "Reporting the Results of Operations - Reporting the Effects of Disposal of a Segment of a Business, and Extraordinary, Unusual and Infrequently Occurring Events and Transactions." The Unaudited Pro Forma Condensed Consolidated Balance Sheet as of September 30, 1998, and the Unaudited Pro Forma Condensed Consolidated Statements of Operations for the years ended December 31, 1997, 1996 and 1995, and explanatory notes thereto, are presented to show the financial position and results of continuing operations of Chiron Corporation ("Chiron" or the "Company") assuming the disposition of Chiron Diagnostics had occurred as of September 30, 1998 and January 1, 1995, respectively. Chiron Diagnostics was presented as a discontinued operation in the Company's Quarterly Report on Form 10-Q for the quarter ended September 30, 1998 filed with the Securities and Exchange Commission on November 10, 1998. Therefore, pro forma statements of operations for the nine month periods ended September 30, 1998 and 1997 are not presented herein.

    The pro forma adjustments are based on the Stock Purchase Agreement by and between Bayer Corporation and the Company. Such adjustments are based on estimates, which are derived from available information and certain assumptions. In accordance with generally accepted accounting principles, the net gain on disposal of Chiron Diagnostics will be recognized by the Company in its fourth fiscal quarter of 1998. The pro forma net gain reported herein is not indicative of the actual net gain which will be recognized upon the close of the transaction due to the tax effect of the disposition as discussed in footnote (c) of the Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements. Further, final adjustments will be made to the pro forma net gain on the basis of (i) Chiron Diagnostics' actual net asset balance upon the closing, and (ii) evaluation of direct transaction costs incurred prior to the Company's filing of its Annual Report on Form 10-K for the fiscal year ending January 3, 1999.

    The Unaudited Pro Forma Condensed Consolidated Statements of Operations exclude any potential benefits that might result from the Company's use of its proceeds from the disposition of Chiron Diagnostics. The Unaudited Pro Forma Condensed Consolidated Financial Statements do not purport to be indicative of the results that actually would have occurred if the disposition of Chiron Diagnostics occurred on the dates indicated or indicative of results which may be obtained in the future. The Unaudited Pro Forma Condensed Consolidated Financial Statements should be read in conjunction with the historical consolidated financial statements, and accompanying notes, of the Company.

                               CHIRON CORPORATION
            UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

                               SEPTEMBER 30, 1998
                                 (In thousands)


                                                                    Chiron         Chiron         Pro Forma      Continuing
                                                                  Corporation    Diagnostics     Adjustments     Operations
                                                                  -----------    -----------     -----------     ----------
Current assets:
  Cash and cash equivalents                                       $    80,468    $     1,975    $ 1,024,414(a)  $ 1,102,907
  Short-term investments in marketable debt securities                111,969             16           --           111,953
                                                                  -----------    -----------    -----------     -----------
      Total cash and short-term investments                           192,437          1,991      1,024,414       1,214,860
  Accounts receivable                                                 348,015        152,928           --           195,087
  Deferred taxes                                                      110,264           --          (50,100)(c)      82,694
                                                                                                     22,530 (c)
  Inventories                                                         177,441         95,293           --            82,148
  Assets held for sale                                                 11,500           --             --            11,500
  Other current assets                                                 46,603         20,854           --            25,749
                                                                  -----------    -----------    -----------     -----------
      Total current assets                                            886,260        271,066        996,844       1,612,038
Noncurrent investments in marketable debt securities                  227,527           --             --           227,527
Property, plant, equipment and leasehold improvements, at cost:
  Land and buildings                                                  218,983         82,843           --           136,140
  Laboratory, production and office equipment                         431,204        206,468           --           224,736
  Leasehold improvements                                              103,504         18,021           --            85,483
  Construction in progress                                             67,090         23,684           --            43,406
                                                                  -----------    -----------    -----------     -----------
                                                                      820,781        331,016           --           489,765
  Less accumulated depreciation and amortization                     (306,505)      (116,878)          --          (189,627)
                                                                  -----------    -----------    -----------     -----------
      Net property, plant, equipment and leasehold improvements       514,276        214,138           --           300,138
Purchased technology, net                                              30,195           --             --            30,195
Other intangible assets, net                                          184,041         15,467         (9,479)(b)     159,095
Investments in equity securities and affiliated companies              47,670          3,926           --            43,744
Other assets                                                           70,480         31,612           --            38,868
                                                                  -----------    -----------    -----------     -----------
                                                                  $ 1,960,449    $   536,209    $   987,365     $ 2,411,605
                                                                  -----------    -----------    -----------     -----------
                                                                  -----------    -----------    -----------     -----------

Current liabilities:
  Accounts payable                                                $    73,801    $    30,657    $      --       $    43,144
  Accrued compensation and related expenses                            55,269         19,594         12,764(b)       48,439
  Short-term borrowings                                                25,618          7,982           --            17,636
  Current portion of unearned revenue                                  19,660          9,517           --            10,143
  Taxes payable                                                        66,206           --          178,100(c)      244,306
  Other current liabilities                                           133,039         35,250         38,625(b)      136,414
                                                                  -----------    -----------    -----------     -----------
      Total current liabilities                                       373,593        103,000        229,489         500,082
Long-term debt                                                        405,865          3,005           --           402,860
Other noncurrent liabilities                                           39,093         11,372           --            27,721
                                                                  -----------    -----------    -----------     -----------
      Total liabilities                                               818,551        117,377        229,489         930,663
                                                                  -----------    -----------    -----------     -----------
Commitments and contingencies
Stockholders' equity:
  Common stock                                                          1,782           --             --             1,782
  Additional paid-in capital                                        1,956,802           --             --         1,956,802
  Business equity                                                        --          418,832        418,832(d)        --
  Accumulated deficit                                                (797,683)          --          339,044(c)     (458,639)
  Accumulated other comprehensive loss                                (19,003)          --             --           (19,003)
                                                                  -----------    -----------    -----------     -----------
                                                                    1,141,898        418,832        757,876       1,480,942
                                                                  -----------    -----------    -----------     -----------
                                                                  $ 1,960,449    $   536,209    $   987,365     $ 2,411,605
                                                                  -----------    -----------    -----------     -----------
                                                                  -----------    -----------    -----------     -----------



 See accompanying Notes to Unaudited Pro Forma Condensed Consolidated Financial
                                   Statements

                               CHIRON CORPORATION
       UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                    (In thousands, except per share amounts)



                                                                        Year Ended December 31, 1997
                                                              -------------------------------------------
                                                                 Chiron          Chiron       Continuing
                                                               Corporation     Diagnostics    Operations
                                                               ------------   -------------  ------------
Revenues:
  Product sales, net                                           $   839,341    $   586,612    $   252,729
  Equity in earnings of unconsolidated
    joint businesses                                               106,356           --          106,356
  Collaborative agreement revenues                                 115,058              4        115,054
  Other revenues                                                   101,303            843        100,460
                                                                -----------     -----------    ----------

      Total revenues                                             1,162,058        587,459        574,599
                                                               ------------   -------------  ------------

Expenses:
  Cost of sales                                                    354,643        241,031        113,612
  Research and development                                         375,955        116,585        259,370
  Selling, general and administrative                              316,822        209,875        106,947
  Write-off of purchased in-process technologies                      --             --             --
  Costs related to Novartis transaction                               --             --             --
  Impairment loss on long-lived assets                              31,300           --           31,300
  Restructuring and reorganization charges                           3,336          3,336           --
  Other operating expenses                                           4,795            520          4,275
                                                                -----------     -----------    ----------

      Total expenses                                             1,086,851        571,347        515,504
                                                               ------------   -------------  ------------

Income (loss) from operations                                       75,207         16,112         59,095

Gain on sale of interest in affiliated company                        --             --             --
Gain on sale of assets                                              18,597         18,597           --
Interest expense                                                   (33,257)        (1,647)       (31,610)
Other income, net                                                   16,348          3,627         12,721
                                                               ------------   -------------  ------------

Income (loss) from continuing operations before income taxes        76,895         36,689         40,206
Provision for income taxes                                          26,057         14,633         11,424
                                                               ------------   -------------  ------------

Income (loss) from continuing operations                       $    50,838    $    22,056    $    28,782
                                                               ------------   -------------  ------------
                                                               ------------   -------------  ------------

Basic income (loss) per share from continuing operations       $      0.29                   $      0.17
                                                               ------------                  -----------
                                                               ------------                  -----------

Diluted income (loss) per share from continuing operations     $      0.29                   $      0.16
                                                               ------------                  -----------
                                                               ------------                  -----------

Shares used in calculating basic per share amounts                 173,524                       173,524
                                                               ------------                  -----------
                                                               ------------                  -----------

Shares used in calculating diluted per share amounts               177,988                       177,988
                                                               ------------                  -----------
                                                               ------------                  -----------


 See accompanying Notes to Unaudited Pro Forma Condensed Consolidated Financial
                                   Statements

                               CHIRON CORPORATION
       UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                    (In thousands, except per share amounts)


                                                                    Year Ended December 31, 1996
                                                             --------------------------------------------
                                                                Chiron          Chiron        Continuing
                                                              Corporation     Diagnostics     Operations
                                                             -------------   -------------  -------------
Revenues:
  Product sales, net                                          $   804,909    $   562,269    $   242,640
  Equity in earnings of unconsolidated
    joint businesses                                              102,061           --          102,061
  Collaborative agreement revenues                                122,105            138        121,967
  Other revenues                                                   72,765          2,284         70,481
                                                               -----------   -----------    -----------

      Total revenues                                            1,101,840        564,691        537,149
                                                              ------------   -----------    -----------

Expenses:
  Cost of sales                                                   342,031        225,132        116,899
  Research and development                                        352,472        103,625        248,847
  Selling, general and administrative                             310,664        207,194        103,470
  Write-off of purchased in-process technologies                     --             --             --
  Costs related to Novartis transaction                              --             --             --
  Impairment loss on long-lived assets                               --             --             --
  Restructuring and reorganization charges                           --             --             --
  Other operating expenses                                          6,410          1,188          5,222
                                                               -----------   -----------    -----------

      Total expenses                                            1,011,577        537,139        474,438
                                                              ------------   -----------    -----------

Income (loss) from operations                                      90,263         27,552         62,711

Gain on sale of interest in affiliated company                     12,226           --           12,226
Gain on sale of assets                                               --             --             --
Interest expense                                                  (30,934)        (1,448)       (29,486)
Other income, net                                                   7,190            776          6,414
                                                              ------------   -----------    -----------

Income (loss) from continuing operations before income taxes       78,745         26,880         51,865
Provision for income taxes                                         22,142         15,935          6,207
                                                              ------------   -----------    -----------

Income (loss) from continuing operations                      $    56,603    $    10,945    $    45,658
                                                              ------------   -----------    -----------
                                                              ------------   -----------    -----------

Basic income (loss) per share from continuing operations      $      0.33                   $      0.27
                                                              ------------                  ------------
                                                              ------------                  ------------

Diluted income (loss) per share from continuing operations    $      0.32                   $      0.26
                                                              ------------                  ------------
                                                              ------------                  ------------

Shares used in calculating basic per share amounts                169,347                       169,347
                                                              ------------                  ------------
                                                              ------------                  ------------

Shares used in calculating diluted per share amounts              177,104                       177,104
                                                              ------------                  ------------
                                                              ------------                  ------------



 See accompanying Notes to Unaudited Pro Forma Condensed Consolidated Financial
                                   Statements

                               CHIRON CORPORATION
       UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                    (In thousands, except per share amounts)

                                                                       Year Ended December 31, 1995
                                                               ------------------------------------------
                                                                 Chiron         Chiron       Continuing
                                                               Corporation    Diagnostics    Operations
                                                               -----------    -----------    ----------
Revenues:
  Product sales, net                                           $   745,902    $   525,005    $   220,897
  Equity in earnings of unconsolidated
    joint businesses                                                81,005           --           81,005
  Collaborative agreement revenues                                  58,081            100         57,981
  Other revenues                                                    39,283          5,600         33,683
                                                               -----------    -----------    -----------

      Total revenues                                               924,271        530,705        393,566
                                                               -----------    -----------    -----------

Expenses:
  Cost of sales                                                    328,444        214,485        113,959
  Research and development                                         327,887         89,488        238,399
  Selling, general and administrative                              279,892        195,097         84,795
  Write-off of purchased in-process technologies                   353,262          8,900        344,362
  Costs related to Novartis transaction                             45,254           --           45,254
  Impairment loss on long-lived assets                                --             --             --
  Restructuring and reorganization charges                          22,108           --           22,108
  Other operating expenses                                           4,742          1,900          2,842
                                                               -----------    -----------    -----------

      Total expenses                                             1,361,589        509,870        851,719
                                                               -----------    -----------    -----------

Income (loss) from operations                                     (437,318)        20,835       (458,153)

Gain on sale of interest in affiliated company                        --             --             --
Gain on sale of assets                                                --             --             --
Interest expense                                                   (30,212)        (2,356)       (27,856)
Other income, net                                                   22,143          1,884         20,259
                                                               -----------    -----------    -----------

Income (loss) from continuing operations before income taxes      (445,387)        20,363       (465,750)
Provision for income taxes                                          19,887         15,835          4,052
                                                               -----------    -----------    -----------

Income (loss) from continuing operations                       $  (465,274)   $     4,528    $  (469,802)
                                                               -----------    -----------    -----------
                                                               -----------    -----------    -----------

Basic income (loss) per share from continuing operations       $     (2.86)                  $     (2.89)
                                                               -----------                   -----------
                                                               -----------                   -----------

Diluted income (loss) per share from continuing operations     $     (2.86)                  $     (2.89)
                                                               -----------                   -----------
                                                               -----------                   -----------

Shares used in calculating basic per share amounts                 162,442                       162,442
                                                               -----------                   -----------
                                                               -----------                   -----------

Shares used in calculating diluted per share amounts               162,442                       162,442
                                                               -----------                   -----------
                                                               -----------                   -----------



 See accompanying Notes to Unaudited Pro Forma Condensed Consolidated Financial
                                   Statements

                               CHIRON CORPORATION
               NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED
                              FINANCIAL STATEMENTS


    During 1995, Chiron changed its fiscal year from a December 31 calendar year-end to a 52 or 53-week year ending on the Sunday nearest the last day in December of each year. Therefore, the 1997, 1996 and 1995 fiscal years ended on December 28, 1997, December 29, 1996 and December 31, 1995, respectively. Each fiscal year 1997, 1996 and 1995 was 52 weeks long. For presentation purposes, dates used in the Pro Forma Condensed Consolidated Financial Statements and notes refer to the fiscal month end.

    The following adjustments have been applied to the historical financial statements of the Company and financial position and results of operations of Chiron Diagnostics to arrive at the Unaudited Pro Forma Condensed
Consolidated Financial Statements:

    (a) Adjustment to reflect an estimate of net cash proceeds from sale of Chiron Diagnostics which incorporates certain purchase price adjustments calculated pursuant to the Stock Purchase Agreement.

    (b) Adjustments to reflect (i) the write-off of certain intangible assets in accordance with Statement of Financial Accounting Standards ("SFAS") No. 121, "Impairment of Long-Lived Assets and for Long-Lived Assets to be Disposed Of," and (ii) the estimated direct transaction costs to be incurred by the Company in connection with the sale of Chiron Diagnostics.

    (c) Adjustment to reflect the estimated gain on disposal of Chiron Diagnostics, net of provision for income taxes of $205.7 million as if the disposal occurred on September 30, 1998. In accordance with Emerging Issues Task Force Issue No. 93-17, "Recognition of Deferred Tax Assets for a Parent Company's Excess Tax Basis in the Stock of a Subsidiary That Is Accounted for as a Discontinued Operation," and SFAS No. 109, "Accounting for Income Taxes" through the third quarter 1998, Chiron reduced its valuation allowance related to Chiron Diagnostics' domestic and foreign deferred tax assets by $50.1 million. The reduction of this valuation allowance will have the effect of reducing the actual net gain recognized in the fourth quarter of 1998 by a corresponding amount. Accordingly, the pro forma net gain reflected herein has been reduced by the $50.1 million reduction in valuation allowance recognized through the third quarter of 1998. In addition, as a result of this transaction, the Company anticipates recording an additional deferred tax asset of $22.5 million related to temporary differences between financial reporting and taxable income.

    (d) Adjustment to reflect the elimination and disposition of Chiron Diagnostics' net assets.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        CHIRON CORPORATION


Date:     December 15, 1998             By:  /s/ William G. Green
                                           --------------------------
                                             William G. Green
                                             Senior Vice President,
                                             General Counsel and
                                             Secretary